UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2020

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PRF	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

Item 8.01. Other Events.
On November 9, 2020, the operating partnership of VEREIT, Inc., a Maryland corporation (“VEREIT”), VEREIT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership” and together with VEREIT, the “Company”), and VEREIT, as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Operating Partnership agreed to issue and sell to the Underwriters $500.0 million aggregate principal amount of the Operating Partnership’s 2.200% Senior Notes due 2028 (the “2028 Notes”) at an issue price of 98.881% and $700.0 million aggregate principal amount of the Operating Partnership’s 2.850% Senior Notes due 2032 (the “2032 Notes” and together with the 2028 Notes, the “Notes”) at an issue price of 98.928%. Interest on the Notes will be payable in cash and will accrue at a rate of 2.200% per annum for the 2028 Notes and 2.850% per annum for the 2032 Notes. The Notes will be senior unsecured obligations of the Operating Partnership, guaranteed by VEREIT. The offering of the Notes is expected to close on November 17, 2020, subject to the satisfaction of customary closing conditions.
The offering and sale of the Notes was made pursuant to a free writing prospectus, preliminary prospectus supplement and final prospectus supplement pursuant to the Company’s effective registration statement on Form S-3 (File Nos. 333-230883 and 333-230883-01), each of which has been filed with the Securities and Exchange Commission (the “SEC”).
The Operating Partnership intends to use the net proceeds from the offering of the Notes, together with borrowings under its revolving credit facility or cash on hand, to (i) repay amounts outstanding under its credit facility term loan, including accrued and unpaid interest, and (ii) settle certain interest rate swap agreements, including swap termination costs, in each case contemporaneously with, or shortly after, the closing of the offering. The remainder of the net proceeds from the offering of the Notes, if any, will be used for general corporate purposes. Pending application of the proceeds as described above, we intend to use the net proceeds from this offering to invest in short-term interest-bearing accounts and securities as is consistent with our intention to maintain our qualification for taxation as a REIT, including, for example, government and governmental agency securities, certificates of deposit and bank deposits.

Neither repayment of borrowings under the credit facility term loan nor settlement of the interest rate swap agreements, or the delivery of notices or other documentation in connection therewith, is a condition to closing the offering of the Notes.
The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by the Company for losses or damages arising out of or in connection with the sale of the Notes.
The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company, including, without limitation, the Notes offered and to be sold pursuant to the free writing prospectus, preliminary prospectus supplement, final prospectus supplement and registration statement described above.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 9, 2020, among the Operating Partnership, VEREIT and Wells Fargo Securities, LLC, Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

5.1	Opinion of Venable LLP
5.2	Opinion of Goodwin Procter LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
Information set forth herein contains “forward-looking statements” which reflect the Company’s expectations and projections regarding future events and plans, the Company’s future financial condition, results of operations, liquidity and business, including but not limited to statements regarding the closing of the offering of the Notes and the use of proceeds therefrom. Generally, the words “anticipates,” “assumes,” “believes,” “continues,” “could,” “estimates,” “expects,” “goals,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which are difficult to predict and beyond the Company’s control, that could cause actual events and plans or could cause the Company’s business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the uncertain duration and extent of the impact of COVID-19 on the Company’s business and the businesses of the Company’s tenants (including their ability to timely make rental payments) and the economy generally; federal, state or local legislation or regulation that could impact the timely payment of rent by tenants in light of COVID-19; the Company’s ability to renew leases, lease vacant space or re-lease space as leases expire on favorable terms or at all; risks associated with tenant, geographic and industry concentrations with respect to the Company’s properties; risks accompanying the management of its industrial and office partnerships; the impact of impairment charges in respect of certain of the Company’s properties; unexpected costs or liabilities that may arise from potential dispositions, including related to limited partnership, tenant-in-common and Delaware statutory trust real estate programs and the Company’s management of such programs; competition in the acquisition and disposition of properties and in the leasing of its properties including that the Company may be unable to acquire, dispose of, or lease properties on advantageous terms or at all; risks associated with bankruptcies or insolvencies of tenants, from tenant defaults generally or from the unpredictability of the business plans and financial condition of the Company’s tenants, which are heightened as a result of the COVID-19 pandemic; the Company’s ability to access capital markets (including on attractive terms) as a result of the impact of COVID-19; risks associated with the Company’s substantial indebtedness, including that such indebtedness may affect the Company’s ability to pay dividends and that the terms and restrictions within the agreements governing the Company’s indebtedness may restrict its borrowing and operating flexibility; the ability to retain or hire key personnel; and the continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

Dated: November 10, 2020